INVESTORS' RIGHTS AGREEMENT

This Investors' Rights Agreement (this "Agreement") is dated November 27, 2007, and is between OncoVista, Inc., a Delaware corporation (the "Company") and OSI Pharmaceuticals, Inc. (the "Investor").

The Investor has agreed to purchase from the Company, and the Company has agreed to sell to the Investor, shares of the Company's common stock ("Common Stock") on the terms and conditions set forth in that certain Subscription Agreement (the "Subscription Agreement") of even date herewith.

The Company desires to grant the Investor certain registration rights with respect to shares of Common Stock held by the Investor, as more fully set forth herein.

The parties therefore agree as follows:

SECTION 1

REGISTRATION RIGHTS

1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) Holder. The term "Holder" means any Investor owning of record Registrable Securities that have not been sold in a registered public offering under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom the rights under this Agreement have been duly assigned in accordance with this Agreement.

(b) Registrable Securities. The term "Registrable Securities" means all the shares of Common Stock of the Company issued (or issuable upon the exercise of any warrant) that are now owned or may hereafter be acquired by the Investor or any such permitted successors and assigns; excluding, however, any Registrable Securities sold by a person in a transaction in which rights under this SECTION 1 are not assigned in accordance with this Agreement or any Registrable Securities sold in a registered public offering under the Securities Act or sold pursuant to Rule 144 promulgated under the Securities Act.

(c) Registration Expenses. The term "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and expenses incurred by one special counsel to all selling Holders, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

(d) Registration. The terms "register," "registration" and "registered" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

1.2 Piggyback Registrations.

(a) General.

(i) Notwithstanding any other provision in this Agreement to the contrary, the Investor's registration rights set forth in this Agreement are subordinate to the registration rights granted to certain holders (collectively, "Maxim") pursuant to that Letter Agreement, attached as Annex A to the Company's Confidential Private Placement Memorandum dated July 25, 2007 (the "Maxim Agreement"), with respect to their registrable securities (as defined in the Maxim Agreement) (the "Maxim Shares"). In the event any of the terms of this Agreement are deemed to be in conflict with the terms of the Maxim Agreement, the terms of the Maxim Agreement shall govern.

(ii) The Company shall notify all Holders of Registrable Securities in writing at least 15 days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of equity securities of the Company, but excluding registration statements relating to any employee benefit plan, or a registration relating to a merger, share exchange, corporate reorganization or other transaction on Form S-4, or a registration on any registration statement that does not permit secondary sales) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder in accordance with the terms of this Agreement and subject to Section 1.2(d). Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within 15 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting. If a registration statement under which the Company gives notice under this Section 1.2 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement to the contrary, if the managing

underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then (i) the managing underwriter(s) may, in their sole discretion, exclude up to one hundred percent (100%) of the Registrable Securities in the case of an IPO (as defined in Section 1.11) or (ii) the number of shares that may be included in the registration and the underwriting shall be allocated, (A) first, to the Company, (B) second, to Maxim, and (C) third, the Holders of the Registrable Securities and any other holders of shares of Common Stock of the Company with registration rights requested to be included in such registration statement on a pro rata basis pursuant to Section 1.10 hereof. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 10 days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence, that are requested to be included in such registration.

(c) IPO. Notwithstanding anything in this Agreement to the contrary, in the event of an IPO (as defined in Section 1.11), and in the discretion of the managing underwriter, the Holder shall only have an opportunity to include Registrable Securities in such registration statement if and to the extent that other holders of Common Stock have an opportunity to include Common Stock in such registration statement. Subject to the limitation set forth in the preceding sentence, if the managing underwriter of the IPO shall inform the Company and the Holders of the Registrable Securities requesting such registration of its good faith belief that the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, then the Company will include in such registration, to the extent of the number that the Company is so advised can be sold in such offering, (i) first, the securities proposed by the Company to be sold for its own account, (ii) second, any Maxim Shares required to be included pursuant to the Maxim Agreement, and (ii) third, the Registrable Securities and any other shares of Common Stock of the Company with registration rights requested to be included in such registration statement on a pro rata basis pursuant to Section 1.10 hereof.

(d) Rule 415. In the event that the Securities Exchange Commission ("SEC") requires the Company to reduce the number of securities to be included in a registration statement in order to allow the Company to rely on Rule 415 of the Securities Act or otherwise, then the securities that are permitted to be include in such registration statement shall be allocated (i) first, to the Company with respect to the securities it proposes to be sold for its own account (if such registration statement involves an underwritten offering), (B) second, to the Maxim Shares, and (iii) third, to the Registrable Securities and any other shares of Common Stock of the Company with registration rights requested to be included in such registration statement on a pro rata basis pursuant to Section 1.10 hereof. Any Registrable Securities that are excluded in accordance with Rule 415 are hereinafter referred to as "Cut Back Securities." To the extent Cut Back Securities exist, as soon as may be permitted by the SEC, the Company shall be required to file a registration statement covering the resale of the Cut Back Securities and

shall use its best efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter. No liquidated damages or other penalty shall accrue on any Cut Back Securities.

1.3 Registration Procedures. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Registrable Securities and use reasonable, diligent efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Use its commercially reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the

registration statement with respect to such securities becomes effective, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, if any, and (2) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters, if any.

1.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1.2 hereof shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1.2 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

1.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this SECTION 1.

1.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Section 1.2:

(a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, "Violations" and, individually, a "Violation"):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) the omission or alleged omission to state in any such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

(b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 1.7(a) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c) Notice. Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the

indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

(d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

(e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (1) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 1.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.7 provides for indemnification in such case, or (2) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the net amount of proceeds received by such Holder with respect to the Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(f) Survival. The obligations of the Company and Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

1.8 "Market Stand-Off" Agreement. The Holder hereby agrees that it shall not sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than those included in the registration) for a period specified by the managing underwriter(s) not to exceed ten (10) days prior and 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that all executive officers and directors of the Company and Holders of at least five percent (5%) of the Company's voting securities are bound by and have entered into similar agreements. The Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto.

The obligations described in this Section 1.8 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section 1.8 and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The Holder agrees that any transferee of any shares of Registrable Securities shall be bound by this Section 1.8.

1.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as the Company shall have consummated an IPO (as defined in Section 1.11), the Company agrees to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) Use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) So long as Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the

first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

1.10 Allocation of Registration Opportunities. Except as provided in Sections 1.2(a), 1.2(b) and 1.2(c), in any circumstances in which all of the Registrable Securities and other shares of Common Stock of the Company with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holder or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holder and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holder and other selling stockholders; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, in which case the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, and this procedure shall be repeated until all of the shares of the Registrable Securities and Other Shares which may be included in the registration on behalf of the Holder and other selling stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights.

1.11 Termination of the Company's Obligations. The Company shall have no obligations pursuant to Section 1.2 with respect to: (a) any request or requests for registration made by any Holder on a date more than three years after the closing of the first underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, covering the offer and sale of Common Stock to the public ("IPO"); or (b) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 1.2 if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may be sold in a 90 day period without registration under the Securities Act pursuant to Rule 144 promulgated under the Securities Act.

SECTION 2

INFORMATION RIGHTS.

2.1 Basic Financial Information. The Company will furnish the following reports to each Holder:

(a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants selected by the Company.

(b) As soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles.

(c) No Holder by reason of this agreement shall have access to any trade secrets or classified information of the Company. Each Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any information provided pursuant to this Agreement.

(d) From the date the Company becomes subject to the reporting requirements of the Exchange Act, and in lieu of the financial information required pursuant to Section 2.1, the Company may satisfy its obligations under SECTION 2 by filing with the SEC its annual reports in Form 10-K and its quarterly reports on Form 10-K.

SECTION 3

ASSIGNMENT AND AMENDMENT.

3.1 Assignment of Registration Rights. Notwithstanding anything herein to the contrary, the registration rights of a Holder under SECTION 1 hereof may be assigned only to a party who acquires no less than 250,000 shares of Common Stock; provided, however that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee; and provided further that any such assignee shall receive such assigned rights subject to all the

terms and conditions of this Agreement, including without limitation the provisions of this SECTION 3.

3.2 Amendment of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor (and/or any of their permitted successors or assigns). Any amendment or waiver effected in accordance with this Section 3.2 shall be binding upon the Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

SECTION 4

GENERAL PROVISIONS.

4.1 Notices. All notices and other communications required or permitted hereunder shall be in writing and sent (a) by facsimile or other electronic communication if the recipient provides non-automated confirmation of receipt or the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by first class mail, or (c) by a recognized overnight delivery service (with charges prepaid), addressed (1) if to Investor, at Investor's address as it appears in the records of the Company (unless otherwise indicated by Investor) or (2) if to the Company, at its office at Texas Research Park, 14785 Omicron Drive, Suite 104, San Antonio, Texas 78245, or at such other address as the Company shall have furnished to Investor in writing

4.2 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

4.3 Information Confidential. Each Holder acknowledges that the information received pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

4.4 Entire Agreement. This Agreement, together with all the Exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

4.5 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the attachments hereto shall be governed by, and construed in accordance with, the laws of the State of Texas without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. In furtherance of the foregoing, the internal law of the State of Texas shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

4.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

4.7 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

4.8 Successors and Assigns. Subject to the provisions of Section 3.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

4.9 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

4.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of counterpart signature pages by electronic or fax transmission shall constitute effective execution and delivery of this Agreement and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted electronically or by fax shall be deemed to be their original signatures for all purposes.

4.11 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company, then, upon the occurrence of any subdivision, combination or stock dividend of such class of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class of stock by such subdivision, combination or stock dividend.

4.12 Aggregation of Stock. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the parties have executed this Investors' Rights Agreement as of the day and year first written above.

INVESTOR:

OSI PHARMACEUTICALS, INC.

By: ____________________
Name: Colin Goddard, Ph.D.
Title: Chief Executive Officer

ADDRESS:

OSI Pharmaceuticals
41 Pinelawn Road
Melville, NY 11747

COMPANY:

ONCOVISTA, INC.

By: ____________________
Name: Alexander L. Weis
Title: President

IN WITNESS WHEREOF, the parties have executed this Investors' Rights Agreement as of the day and year first written above.

INVESTOR:

OSI PHARMACEUTICALS, INC.

By:____________________________
Name: Colin Goddard, Ph.D.
Title: Chief Executive Officer

ADDRESS:

OSI Pharmaceuticals
41 Pinelawn Road
Melville, NY 11747

COMPANY:

ONCOVISTA, INC.

By: Alexander L. Weis
Name: Alexander L. Weis
Title: President